Exhibit 10.3

JOINDER AND ASSUMPTION AGREEMENT

for

HOMEBANC CORP. and

HOMEBANC MORTGAGE CORPORATION

6/04 AMENDED AND RESTATED

SENIOR SECURED CREDIT AGREEMENT

Reference is made to the 6/04 Senior Secured Credit Agreement dated as of June 7, 2004 (as it may be supplemented, amended or restated from time to time, the “Current Credit Agreement”), among HOMEBANC CORP. (“HC”), HOMEBANC MORTGAGE CORPORATION (“HMC” and together with HC, the “Companies”), JPMORGAN CHASE BANK and the other lenders party thereto (the “Lenders”) and JPMORGAN CHASE BANK, as agent and representative of the Lenders (the “Agent”). Terms defined in the Current Credit Agreement and used but not defined differently herein have the same meanings here as there.

Effective as of the Joinder Date, as defined below, UNITED OVERSEAS BANK LIMITED NEW YORK AGENCY (“Assumptor”), a New York licensed agency of a Republic of China banking corporation, hereby joins in the Current Credit Agreement as a Lender. Assumptor hereby adopts and ratifies the Current Credit Agreement. Assumptor hereby accepts and assumes, to the extent of its Commitment and Advances, the rights and obligations of a Lender under the Current Credit Agreement arising on or after the Joinder Date. The Agent has furnished the Assumptor, and the Assumptor hereby acknowledges receipt of, true and complete copies of the Current Credit Agreement, the Custody Agreement and such other Facilities Papers as the Assumptor has requested.

From and after the Joinder Date the Assumptor shall be a party to and be bound by the provisions of the Current Credit Agreement and, to the extent of its Commitment and Advances, shall have the rights and obligations of a Lender thereunder to the extent arising on or after the Joinder Date.

Assumptor hereby confirms to and agrees with the other parties to the Current Credit Agreement as follows: (i) neither the Agent nor any other Lender has made or is making any representation or warranty or has assumed or is assuming any responsibility with respect to any statements, warranties or representations made in or in connection with the Current Credit Agreement or any other Facilities Papers or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Current Credit Agreement or any other Facilities Paper; (ii) neither the Agent nor any other Lender has made or is making any representation or warranty or has assumed or is assuming any responsibility with respect to the financial condition of the Company or any of its Affiliates or the performance or observance by the Company of any of its obligations under the Current Credit Agreement or any other Facilities Paper; (iii) Assumptor confirms that it has received a copy of the Current Credit Agreement and the 6/23/04 Amendment to Credit Agreement and a copy of the 6/04 Custody Agreement, together with copies of the financial statements of HMC dated December 31, 2003, pro forma post-IPO financial projections of HC, and such other documents and information as Assumptor has deemed appropriate to make its own credit analysis and decision to enter into this Joinder and Assumption Agreement; (iv) independently and without reliance upon the Agent or any other

Lender and based on such documents and information as Assumptor shall deem appropriate at the time, Assumptor will continue to make its own decisions in taking or not taking action under the Current Credit Agreement and the other Facilities Papers; (v) Assumptor appoints and authorizes the Agent to take such action as agent on its behalf and as its representative and to exercise such powers under the Current Credit Agreement and all related documents as are reserved or delegated to the Agent by the terms thereof, together with all such powers as are reasonably incidental thereto and (vi) Assumptor agrees that it will perform in accordance with their terms all obligations that by the terms of the Current Credit Agreement or any other Facilities Paper are required to be performed by it as a Lender.

This Joinder and Assumption Agreement shall be governed by and construed in accordance with the laws of the State of Texas without giving effect to any conflicts of laws principles that would require the application of the laws of another jurisdiction.

“Joinder Date”: August 4, 2004

Legal	Name of Assumptor: UNITED OVERSEAS BANK LIMITED NEW YORK AGENCY

Assumptor’s Address for Notices:

United Overseas Bank Limited

New York Agency

592 Fifth Avenue

New York, New York 10036

Attention: Vera Lee

Phone: (212) 382-0088 ext. 51

Fax: (212) 382-1881

email: vera.lee@uobgroup.com

Commitment assumed: Fifty Million Dollars ($50,000,000)

UNITED OVERSEAS BANK LIMITED NEW YORK AGENCY, as Assumptor

By:	/s/ Kwong Yew Wong, /s/ Philip Cheong
Name:	Kwong Yew Wong, Philip Cheong
Title:	Agent and General Manager, V.P. and Deputy General Manager

CONSENT AND RATIFICATION BY THE COMPANY, THE EXISTING LENDERS AND THE AGENT

The undersigned hereby consent to the foregoing joinder and assumption and ratify the Current Credit Agreement. The Company agrees to execute and deliver to Assumptor a Senior Credit Note substantially in the form of Exhibit A-1 to the Current Credit Agreement in the face principal amount of Fifty Million Dollars ($50,000,000). Attached hereto are updates of Schedules LC and MAC to the Current Credit Agreement reflecting the Lenders’ (including the Assumptor’s) Committed Sums and the Aggregate Committed Sum on specified dates. To the current actual knowledge of each of the Company and the Agent, without special investigation, no Event of Default has occurred under the Current Credit Agreement that has not been declared in writing by the Agent to have been cured by the Company or waived by the Lenders.

HOMEBANC MORTGAGE CORPORATION		HOMEBANC CORP.

By:	/s/ Debra F. Watkins	By:	/s/ Debra F. Watkins
Name:	Debra F. Watkins	Name:	Debra F. Watkins
Title:	Executive Vice President	Title:	Executive Vice President

JPMORGAN CHASE BANK		U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Thanh Roettele	By:	/s/ William J. Umscheid
Name:	Thanh Roettele	Name:	William J. Umscheid
Title:	Vice President	Title:	Vice President

KEY BANK NATIONAL ASSOCIATION		COMMERZBANK AKTIENGESELLSCHAFT NEW YORK BRANCH AND GRAND CAYMAN BRANCH

By:	/s/ Paul E. Hensen	By:	/s/ Bill Earley, /s/ Mike McCarthy
Name:	Paul E. Hensen	Name:	Bill Earley, Mike McCarthy
Title:	Executive Vice President	Title:	SVP, VP

CALYON NEW YORK BRANCH		BNP PARIBAS

By:	/s/ William Denton, /s/ Peter Rasmussen	By:	/s/ Barry Chung, /s/ Laurent Vanderzyppe
Name:	William Denton, Peter Rasmussen	Name:	/s/ Barry Chung, Laurent Vanderzyppe
Title:	Managing Director, Managing Director	Title:	Vice President, Director

COLONIAL BANK, N.A.		BANK HAPOALIM

By:	/s/ Amy J. Nunneley	By:	/s/ Laura Anne Raffa, /s/
Name:	Amy J. Nunneley	Name:	Laura Anne Raffa
Title:	Senior Vice President	Title:	Executive Vice President and Corporate Manager

SOVEREIGN BANK

By:	/s/ Stephen E. Burse
Name:	Stephen E. Burse
Title:	Vice President

SCHEDULE LC

TO 6/04 CREDIT AGREEMENT

(August 4, 2004 Update)

The Lenders’ Committed Sums

Lender	Committed Sum from 6/7/04* through 8/3/04	Committed Sum from 8/4/04 through the Termination Date
JPMorgan	$200,000,000	$200,000,000
Key Bank National Association	150,000,000	150,000,000
Commerzbank Aktiengesellschaft New York Branch and Grand Cayman Branch	100,000,000	100,000,000
U.S. Bank National Association	75,000,000	75,000,000
Calyon New York Branch	0	50,000,000
BNP Paribas	0	50,000,000
United Overseas Bank Limited, New York Agency	0	50,000,000
Colonial Bank, N.A.	0	25,000,000
Bank Hapoalim	0	20,000,000
Sovereign Bank	0	35,000,000

Aggregate Committed Sum	$525,000,000	$755,000,000

*	Commitments actually became effective on the “Effective Date”, July 19, 2004.

SCHEDULE MAC

TO 6/04 CREDIT AGREEMENT

(August 4, 2004 Update)

(Updates of this Schedule are effective only if signed by a Vice President or more senior officer of JPMorgan Chase Bank, Agent)

The Maximum Aggregate Commitment from and after the following dates is as follows:

Maximum Aggregate Commitment	From and after	Update certified effective by the undersigned officer of JPMorgan Chase Bank, Agent
$525,000,000	June 7, 2004 through August 3, 2004

$755,000,000	August 4, 2004 through the Termination Date	By:	/s/ Thanh Roettele
		Name:	Thanh Roettele
		Title:	Vice President

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